UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2019

SACHEM CAPITAL CORP.

(Exact name of Registrant as specified in its charter)

New York	001-37997	81-3467779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

698 Main Street, Branford, Connecticut	06405
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (203) 433-4736

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares, par value $.001 per share	SACH	NYSE American LLC
7.125% Notes due 2024	SCCB	NYSE American LLC
6.875% Notes due 2024	SACC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 31, 2019, Sachem Capital Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters $30,000,000 aggregate principal amount of its 6.875% Notes due 2024 (the “Firm Notes”) plus an additional $4,500,000 aggregate principal amount of 6.875% Notes due 2024 to cover underwriter overallotments, if any (the “Additional Notes” and, together with the Firm Notes, the “Notes”). The Notes are being offered to the public at a purchase price equal to 100% of their original principal amount. The Underwriters have agreed to purchase the Notes at a 3.5% discount to such purchase price. The Notes are being offered pursuant a prospectus supplement, dated October 31, 2019 (the “Prospectus Supplement”), to the Company’s shelf registration statement on Form S-3, Registration No. 333-227906 (the “Registration Statement”), declared effective by the Securities and Exchange Commission (the “Commission”) on November 9, 2018 (the “Offering”). The Underwriting Agreement contains customary representations, warranties and covenants of the Company, customary conditions to closing, customary indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, and customary termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to such limitations as are agreed upon by the contracting parties.

Upon the consummation of the Offering, the Notes will be unsecured, unsubordinated obligations of the Company and rank equally in right of payment with all of the Company’s existing and future senior unsecured and unsubordinated indebtedness. The Notes will be effectively subordinated in right of payment to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which the Company subsequently grants a security interest) and structurally subordinated to all existing and future indebtedness of the Company’s subsidiaries. The Notes will bear interest at the rate of 6.875% per annum beginning on the original issuance date, November 7, 2019, which will be payable quarterly in arrears on March 30, June 30, September 30 and December 30 of each year the Notes are outstanding, commencing with December 30, 2019. The unpaid principal balance of the Notes and all accrued but unpaid interest thereon is payable in full on December 30, 2024.

 The Notes are subject to: (i) defeasance by the Company. “Defeasance” means that, by depositing with a trustee an amount of cash and/or government securities sufficient to pay all principal and interest if any, on the Notes when due and satisfying any additional conditions required under the Indenture (defined below), the Company will be deemed to have been discharged from its obligations under the Notes; and (ii) an “Asset Coverage Ratio” requirement pursuant to which the Company will not pay any dividends or make distributions in excess of 90% of its taxable income, incur any indebtedness or purchase any shares of its capital stock unless it has an “Asset Coverage Ratio” of at least 150% after giving effect to the payment of such dividend, the making of such distribution or the incurrence of such indebtedness. “Asset Coverage Ratio” means the ratio (expressed as a percentage) of the value of the Company’s total assets bears to the aggregate amount of its indebtedness.

The Company may, at its option, at any time and from time to time, on or after November 7, 2021, redeem the Notes, in whole or in part, at a redemption price equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest to, but excluding, the date fixed for redemption. On and after any redemption date, interest will cease to accrue on the redeemed Notes.

The sale of the Notes and their actual issuance is expected to be consummated on November 7, 2019. Upon consummation of the Offering, the Company will realize net proceeds of $28,950,000 from the sale of the Notes after deducting underwriting discounts and commissions of $1,050,000, but before expenses.

The Notes have been approved for listing on the NYSE American LLC with a trading symbol of “SACC” and are expected to begin trading on or about November 12, 2019

In connection with the Offering, the Company and U.S. Bank National Association, as trustee (the “Trustee”) will enter into a Second Supplemental Indenture, dated November 7, 2019 (the “Indenture”). The Indenture provides for the form and terms of the Notes and the issuance of the Notes as a new series of securities of the Company. The Indenture also contains events of default and cure provisions.

The foregoing descriptions of the Underwriting Agreement, the Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1 and 4.2, respectively, and incorporated herein by reference and into the Company’s Prospectus Supplement and the related base prospectus, which forms a part of the Registration Statement.

Attached as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein by reference is a copy of the opinion of Kurzman Eisenberg Corbin & Lever, LLP relating to the validity of the Notes (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Prospectus Supplement and the related base prospectus, which forms a part of the Registration Statement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes and the Indenture set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 31, 2019, by and between the Company and Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named therein.

4.1	Form of Second Supplemental Indenture between the Company and U.S. Bank National Association, as Trustee.

4.2	Form of 6.875% Note due December 30, 2024 (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Kurzman Eisenberg Corbin & Lever LLP.

23.1	Consent of Kurzman Eisenberg Corbin & Lever LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sachem Capital Corp.

Dated: November 6, 2019	By:	/s/ John L. Villano
John L. Villano, CPA Co-Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 31, 2019, by and between the Company and Ladenburg Thalmann & Co. Inc., as representative of the several underwriters named therein.

4.1	Form of Second Supplemental Indenture between the Company and U.S. Bank National Association, as Trustee.

4.2	Form of 6.875% Note due December 30, 2024 (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Kurzman Eisenberg Corbin & Lever LLP.

23.1	Consent of Kurzman Eisenberg Corbin & Lever LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

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